December 31, 2002

--------------------------------------------------------------------------------
         Government Securities Portfolio
         A Series of Panorama Series Fund, Inc.


                                                                Annual Report
                                                                -------------
                                                                  Management
                                                                 Commentaries
--------------------------------------------------------------------------------



[GRAPHIC]

Performance Update

Investment Strategy Discussion

Financial Statements

                                                        [LOGO OMITTED]
                                                        OppenheimerFunds(R)
                                                        The Right Way to Invest

GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
Objective
Panorama Series Fund, Inc.--Government Securities Portfolio seeks a high level of current income with a high degree of safety of principal, by investing primarily (at least 80% of its net assets, plus borrowings, under normal market conditions) in U.S. government securities and U.S. government-related securities.

--------------------------------------------------------------------------------
Narrative by Angelo Manioudakis, Ben Gord and Charles Moon, Portfolio Managers We are quite pleased to report that the Portfolio delivered strong positive returns for the 12-months under review, a period characterized by extremely volatile conditions that kept most major market indices in negative territory.
   The Portfolio's fiscal year was marred by overall volatility in the capital markets, and particularly during the second half of the fiscal year, pervasive uncertainty regarding the state of the U.S. economy. Investors flocked to fixed-income securities as a perceived safe haven versus the continually dropping prices of equities. This provided a favorable backdrop for the Portfolio, which benefited from the continued rally in fixed-income securities.
   When we assumed responsibility for management of the Portfolio in April
2002, it was clear to us that the Portfolio's strategy, which includes investing in--and at times, emphasizing--mortgage-related securities, was a vital component to its historically strong performance. While spread products (non-Treasury securities) such as mortgages or government agency securities offered only marginal yield over comparable Treasuries throughout the fiscal year, these non-Treasury securities performed well, thereby adding to the Portfolio's returns.
   In addition, we believe active management of the Portfolio continued to serve it well in a turbulent environment. For example, early in the reporting period, we chose to underweight mortgages and overweight Treasuries, largely due to the Federal Reserve Board's ongoing easing bias and its aggressive reduction of short-term interest rates--an environment that lends itself to a surge of mortgage prepayments. The portfolio team established a more conservative mix of securities largely to avoid an anticipated surge in mortgage prepayments.
   Later in the period, a continued flight to quality caused the Treasury yield curve to steepen. As a result, Treasury securities--particularly the intermediate-term Treasuries the Portfolio emphasized at that time--appreciated in price. At the same time, virtually all spread products suffered. Since bond prices move in the opposite direction of their yields, the yields offered on many of these non-Treasury securities rose substantially. The Portfolio benefited from the management team's allocation decisions, harvesting gains from both rising Treasury prices and the attractive yields offered on non-Treasuries at that time.
   When we began managing the Portfolio, its duration was short relative to its index, and up until that time, this structure had served the Portfolio well. However, after evaluating the situation, we decided to extend the Portfolio's duration somewhat, thereby increasing its sensitivity to changes in interest rates. This gave the portfolio a more duration-neutral stance, and brought it more in line with its peer group and benchmark. Given that we've seen a substantial drop in yields in the Treasury market since early April, our decision to increase the portfolio's duration positively impacted performance for the year.
   On the other hand, the Portfolio held a position in interest-only mortgage securities for a large part of the year. Although we began selling off these securities in April, these securities performed poorly in recent months during the period and detracted somewhat from the Portfolio's performance.
   Currently, the Portfolio emphasizes two areas: agency securities and mortgage-related securities. We believe that within the universe of eligible securities for the Portfolio, agencies and mortgages are presently cheap, and offer a higher total return potential than Treasuries. However, we don't see these securities as extremely undervalued. Therefore, we are satisfied with a modest overweight of these spread products, in that we believe it enables us to take advantage of reasonable value opportunities in the mortgage market right now, without unreasonably increasing risk in the portfolio.


                      2 | GOVERNMENT SECURITIES PORTFOLIO

   We view the Portfolio as a column of strength for investors seeking a buffer against volatility in the equity markets, as well as those looking to diversify an equity-focused portfolio. In short, we are confident that the Portfolio's disciplined investment process, its unique composition and balance of fixed-income securities, as well as its favorable track record versus its peers are all ingredients making Government Securities Portfolio part of The Right Way To Invest.

In reviewing performance, please remember that past performance cannot guarantee future results. Because of ongoing market volatility, the Portfolio's performance may be subject to fluctuations, and current performance may be less than the results shown.

The Portfolio's investments are subject to change. The Portfolio's investment strategy and focus can change over time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

FUND PERFORMANCE

Management's Discussion of Portfolio Performance. For the fiscal year ended December 31, 2002, active management of the Portfolio continued to serve it well amidst turbulent market conditions. The management team's decision to underweight mortgages and overweight Treasuries early in the period benefited performance, as an overall flight to quality took hold and Treasuries outperformed spread products. The portfolio management team viewed this as an ideal time to capture perceived value in the mortgage-related securities market, and added to the Portfolio's exposure to mortgages. Not long after, mortgages enjoyed a rally as investors started to seek more favorable yields than those offered by Treasuries at the time. The Portfolio again benefited, largely from its emphasis and structure at the time. When the Portfolio's new management team took the helm, the Portfolio's duration was short relative to its index. The new managers' decision to extend the Portfolio's duration slightly gave the Portfolio a more duration-neutral stance. When yields in the Treasury market dropped soon after, this decision also positively impacted performance for the year. On the other hand, the Portfolio's held some interest-only mortgage securities that performed poorly, and detracted from the Portfolio's performance for the period. The Portfolio's holdings, allocations, strategies and management are subject to change.
Comparing the Portfolio's Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 2002. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
   The Portfolio's performance is compared to the performance of the Merrill Lynch Government Master Index, which is an unmanaged composite index of both the Treasury and Agency Master Indices. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Portfolios performance reflects the effects of Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the index.

                      3 | GOVERNMENT SECURITIES PORTFOLIO

FUND PERFORMANCE

    Comparison of Change in Value of $10,000 Hypothetical Investments in:
      ___ Government Securities Portfolio
      --- Merrill Lynch Government Master Index

[LINE CHART]
Master Portfolio Index

          Government Securities        Merrill Lynch Government
                 Portfolio                     Master Index
12/31/92          10,000                          10,000
3/31/93           10,495                          10,450
6/30/93           10,792                          10,749
9/30/93           11,089                          11,103
12/31/93          11,098                          11,063
3/31/94           10,679                          10,744
6/30/94           10,470                          10,623
9/30/94           10,484                          10,666
12/31/94          10,556                          10,705
3/31/95           11,111                          11,206
6/30/95           11,778                          11,902
9/30/95           12,005                          12,110
12/31/95          12,552                          12,665
3/31/96           12,200                          12,386
6/30/96           12,207                          12,440
9/30/96           12,441                          12,646
12/31/96          12,793                          13,015
3/31/97           12,668                          12,916
6/30/97           13,170                          13,361
9/30/97           13,546                          13,806
12/31/97          13,922                          14,265
3/31/98           14,123                          14,487
6/30/98           14,523                          14,863
9/30/98           15,189                          15,682
12/31/98          15,056                          15,670
3/31/99           14,936                          15,446
6/30/99           14,654                          15,320
9/30/99           14,795                          15,424
12/31/99          14,795                          15,339
3/31/00           15,264                          15,841
6/30/00           15,415                          16,095
9/30/00           15,868                          16,521
12/31/00          16,624                          17,350
3/31/01           17,022                          17,780
6/30/01           17,022                          17,740
9/30/01           17,986                          18,705
12/31/01          17,825                          18,595
3/31/02           17,758                          18,481
6/30/02           18,434                          19,289
9/30/02           19,618                          20,547
12/31/02          19,618                          20,696

Average Annual Total Returns of the Portfolio at 12/31/02
1-Year 10.06%    5-Year 7.10%    Since Inception 6.97%

Because of ongoing market volatility, the Portfolio's performance has been subject to fluctuations and current performance may be less than the results shown. For updates on the Portfolio's performance, please call us at
1.800.981.2871. Past performance is not predictive of future performance.
The inception date of the Portfolio was 5/13/92. The performance information in the graph for the Merrill Lynch Government Master Index begins on 12/31/92. Total returns include changes in net asset value per share and does not include the charges associated with the separate account products which offer this Portfolio. Such performance would have been lower if such charges were taken into account. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.
Graphs are not drawn to same scale. An explanation of the calculation of the performance is in the Statement of Additional Information.

                      4 | GOVERNMENT SECURITIES PORTFOLIO

                                                        Financial Statements
                                                                  Pages 6-14







                      5 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF INVESTMENTS  DECEMBER 31, 2002

                                                              Principal        Market Value
                                                                Amount          See Note 1
----------------------------------------------------------------------------------------------
Mortgage-Backed Obligations--27.9%
----------------------------------------------------------------------------------------------
Government Agency--27.0%
----------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--22.8%
Federal Home Loan
Mortgage Corp., 10.50%, 10/1/20                            $     26,331        $     30,471
----------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Mtg. Pass-Through Participation
Certificates, 6.50%, 12/1/28                                    605,566             631,664
----------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Home Equity Loan Structured
Pass-Through Certificates,
Series HOO2, Cl. A2,  1.861%, 12/15/06                          180,000             179,170
----------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 2/1/09-8/1/28                                            812,157             850,571
7%, 1/25/33 1,4                                               3,081,000           3,240,827
7.50%, 9/1/22                                                    60,475              64,977
                                                                               ---------------
                                                                                  4,997,680

----------------------------------------------------------------------------------------------
GNMA/Guaranteed--4.2%
Government National Mortgage
Assn., 7%, 10/15/23-3/15/26                                     865,225             923,156
                                                                               ---------------
                                                                                    923,156

----------------------------------------------------------------------------------------------
Private--0.9%
----------------------------------------------------------------------------------------------
Residential--0.9%
Washington Mutual Mortgage
Securities Corp., Collateralized Mtg
Obligations, Pass-Through Certificates,
Series 2002-AR19,
Cl. A-1, 1.771%, 1/25/33                                        210,000             210,000
                                                                               ---------------
Total Mortgage-Backed Obligations
(Cost $5,951,767)                                                                 6,130,836

----------------------------------------------------------------------------------------------
U.S. Government Obligations--71.1%
Federal Home Loan Bank Unsec
Bonds, Series S706, 5.375%, 5/15/06                           1,500,000           1,640,506
----------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
Unsec. Nts., 5.50%, 7/15/06                                     550,000             605,084
----------------------------------------------------------------------------------------------
Federal National Mortgage Assn
Unsec. Nts., 7.25%, 1/15/10-5/15/30                           1,150,000           1,417,375
----------------------------------------------------------------------------------------------
Financing Corp. Debs., FICO Strips, 6.77%, 12/27/06 2         1,000,000             887,201


                                                              Principal        Market Value
                                                                Amount          See Note 1
----------------------------------------------------------------------------------------------
U.S. Government Obligations Continued
Resolution Funding Corp.,
Zero Coupon Strip Bonds:
6.18%, 7/15/04 2                                           $  1,500,000        $  1,464,409
6.23%, 7/15/05 2                                                489,000             464,327
----------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6.875%, 8/15/25                                                 700,000             885,583
7.50%, 11/15/16 3                                             1,075,000           1,406,151
8.125%, 8/15/19                                                 500,000             696,602
9.25%, 2/15/16                                                1,200,000           1,781,063
----------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
4.625%, 5/15/06                                               1,700,000           1,834,009
7.875%, 11/15/04                                              2,255,000           2,518,819
                                                                               ---------------
Total U.S. Government Obligations
(Cost $13,850,690)                                                               15,601,129

----------------------------------------------------------------------------------------------
Short-Term Notes--10.0% 4
Federal Home Loan Bank,
0.75%, 1/2/03
(Cost $2,199,954)                                             2,200,000           2,199,954

----------------------------------------------------------------------------------------------
Joint Repurchase Agreements--5.0%
Undivided interest of 3.19% in joint repurchase
agreement (Market Value $34,023,000) with Zion
Bank/Capital Markets Group, 1.10%, dated 12/31/02,
to be repurchased at $1,084,066 on 1/2/03,
collateralized by U.S. Treasury Bonds, 1.75%,
12/31/04, with a value of $34,713,488
(Cost $1,084,000)                                             1,084,000           1,084,000

----------------------------------------------------------------------------------------------
Total Investments, at Value  (Cost $23,086,411)                   114.0%         25,015,919
----------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                             (14.0)         (3,069,505)
                                                            ----------------------------------
Net Assets                                                        100.0%       $ 21,946,414
                                                            ==================================

Footnotes to Statement of Investments
1. When-issued security to be delivered and settled after December 31, 2002.
2. Zero coupon bond reflects effective yield on the date of purchase.
3. Securities with an aggregate market value of $261,609 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
4. The Portfolio may have elements of risk due to concentrated investments. Such concentrations may subject the Portfolio to additional risks.

See accompanying Notes to Financial Statements.

                      6 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  DECEMBER 31, 2002


--------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $23,086,411)--see accompanying statement          $ 25,015,919
--------------------------------------------------------------------------------------------
Cash                                                                                 3,474
--------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and principal paydowns                                                    194,936
Daily variation on futures contracts                                                   140
Other                                                                                2,055
                                                                             ---------------
Total assets                                                                    25,216,524

--------------------------------------------------------------------------------------------
Liabilities

Payables and other liabilities:
Investments purchased on a when-issued basis                                     3,233,063
Shares of capital stock redeemed                                                    23,177
Shareholder reports                                                                  6,086
Transfer and shareholder servicing agent fees                                          433
Directors' compensation                                                                288
Other                                                                                7,063
                                                                             ---------------
Total liabilities                                                                3,270,110

--------------------------------------------------------------------------------------------
Net Assets                                                                    $ 21,946,414
                                                                             ===============

--------------------------------------------------------------------------------------------
Composition of Net Assets

Par value of shares of capital stock                                          $     18,894
--------------------------------------------------------------------------------------------
Additional paid-in capital                                                      19,766,688
--------------------------------------------------------------------------------------------
Undistributed net investment income                                                869,729
--------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                          (614,428)
--------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                       1,905,531
                                                                             ---------------
Net Assets--applicable to 18,893,506 shares of capital stock outstanding      $ 21,946,414
                                                                             ===============

--------------------------------------------------------------------------------------------
Net Asset Value, Redemption Price Per Share and Offering Price Per Share      $       1.16


See accompanying Notes to Financial Statements.


                      7 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF OPERATIONS  FOR THE YEAR ENDED DECEMBER 31, 2002

--------------------------------------------------------------------------------
Investment Income

Interest                                                           $  1,057,292

--------------------------------------------------------------------------------
Expenses

Management fees                                                         106,778
--------------------------------------------------------------------------------
Accounting service fees                                                  15,000
--------------------------------------------------------------------------------
Shareholder reports                                                      12,501
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                            10,431
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                               7,715
--------------------------------------------------------------------------------
Directors' compensation                                                   4,250
--------------------------------------------------------------------------------
Custodian fees and expenses                                                  20
--------------------------------------------------------------------------------
Other                                                                       767
                                                                     -----------
Total expenses                                                          157,462
Less reduction to custodian expenses                                        (20)
                                                                     -----------
Net expenses                                                            157,442

--------------------------------------------------------------------------------
Net Investment Income                                                   899,850

--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments                                                             207,608
Closing of futures contracts                                                (78)
                                                                     -----------
Net realized gain                                                       207,530
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                    883,281
                                                                     -----------
Net realized and unrealized gain                                      1,090,811

--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations               $  1,990,661
                                                                   =============


See accompanying Notes to Financial Statements


                       8 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended December 31,                                                                                   2002            2001
-------------------------------------------------------------------------------------------------------------------------------
Operations

Net investment income                                                                             $    899,850    $    656,408
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                      207,530         343,009
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                  883,281         206,255
                                                                                                  -----------------------------
Net increase in net assets resulting from operations                                                 1,990,661       1,205,672

-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders

Dividends from net investment income                                                                  (963,733)     (1,112,769)

-------------------------------------------------------------------------------------------------------------------------------
Capital Stock Transactions

Net increase (decrease) in net assets resulting from capital stock transactions                      1,935,708         (13,063)

-------------------------------------------------------------------------------------------------------------------------------
Net Assets

Total increase                                                                                       2,962,636          79,840
-------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                 18,983,778      18,903,938
                                                                                                  -----------------------------
End of period [including undistributed net investment income of $869,729 and $933,612,
respectively]                                                                                     $ 21,946,414    $ 18,983,778
                                                                                                  =============================

See accompanying Notes to Financial Statements.


                      9 | GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

Year Ended December 31,                                             2002          2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                              $ 1.11        $ 1.10        $ 1.05        $ 1.13        $ 1.11
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                .05           .04           .07           .07           .06
Net realized and unrealized gain (loss)                              .06           .04           .05          (.09)          .03
                                                                 ----------------------------------------------------------------
Total from investment operations                                     .11           .08           .12          (.02)          .09
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                (.06)         (.07)         (.07)         (.06)         (.07)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $1.16         $1.11         $1.10         $1.05         $1.13
                                                                 ================================================================

---------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                                 10.06%         7.23%        12.36%        (1.73)%        8.14%

---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)                         $21,946       $18,984       $18,904       $20,150       $24,923
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $20,347       $18,805       $18,702       $22,683       $24,044
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                               4.42%         3.49%         6.07%         5.80%         5.64%
Expenses                                                            0.77%         0.79%         0.74%         0.70%         0.68% 3
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               25%           19%           31%           14%           43%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                      10 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Government Securities Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high level of current income with a high degree of safety of principal, by investing primarily (at least 80% of its net assets, plus borrowings, under normal market conditions) in U.S. government securities and U.S. government-related securities. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.
The following is a summary of significant accounting policies consistently followed by the Portfolio.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Portfolio may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. As of December 31, 2002, the Portfolio had entered into when-issued purchase commitments of $3,233,063.
     In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
     Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Portfolio, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

                      11 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Federal Taxes. The Portfolio intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Portfolio had available for federal income tax purposes unused capital loss carryforwards as follows:

             Expiring
             ------------------------------
             2003                  $ 29,989
             2005                   103,711
             2006                    62,129
             2007                   335,952
                                   --------
             Total                 $531,781
                                   ========

During the fiscal year ended December 31, 2002, the Portfolio utilized $278,340 of capital loss carryforward to offset capital gains realized in the current fiscal year.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
-------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because paydown gains and losses are treated as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                           Year Ended               Year Ended
                                    December 31, 2002        December 31, 2001
        ----------------------------------------------------------------------
        Distributions paid from:
        Ordinary income                      $963,733               $1,112,769
        Long-term capital gain                     --                       --
        Return of capital                          --                       --
                                            ----------------------------------
        Total                                $963,733               $1,112,769
                                            ==================================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                Undistributed net investment income    $   869,729
                Accumulated net realized loss             (614,428)
                Net unrealized appreciation              1,905,531
                                                       -----------
                Total                                  $ 2,160,832
                                                       ===========
-------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts


                      12 | GOVERNMENT SECURITIES PORTFOLIO
of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Capital Stock
The Portfolio has authorized 160 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                   Year Ended December 31, 2002       Year Ended December 31, 2001
                                                       Shares            Amount           Shares            Amount
---------------------------------------------------------------------------------------------------------------------
Sold                                                3,210,485      $  3,594,795        3,017,758       $ 3,326,540
Dividends and/or distributions reinvested             917,840           963,733        1,039,970         1,112,769
Redeemed                                           (2,354,619)       (2,622,820)      (4,061,125)       (4,452,372)
                                                  -------------------------------------------------------------------
Net increase (decrease)                             1,773,706      $  1,935,708           (3,397)      $   (13,063)
                                                  ===================================================================

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were $4,962,651 and $4,734,831, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $23,193,035 was composed of:

            Gross unrealized appreciation             $  1,929,929
            Gross unrealized depreciation                 (107,045)
                                                      ------------
            Net unrealized appreciation               $  1,822,884
                                                      ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio. The annual fees are
0.525% of the first $300 million of average daily net assets of the Portfolio, 0.50% of the next $100 million, and 0.45% of average daily net assets over $400 million.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, acts as the transfer and shareholder servicing agent for the
Portfolio. The Portfolio pays OFS a $22.50 per account fee.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity

                      13 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  CONTINUED


--------------------------------------------------------------------------------
5. Futures Contracts Continued
exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.
   The Portfolio generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2002, the Portfolio had outstanding futures contracts as follows:

                                                                                                 Unrealized
                                      Expiration       Number of       Valuation as of         Appreciation
Contract Description                       Dates       Contracts     December 31, 2002        (Depreciation)
-------------------------------------------------------------------------------------------------------------
Contracts to Purchase
U.S. Long Bonds                          3/20/03               7            $  788,813            $  24,461
U.S. Treasury Nts., 2 yr.                3/27/03               1               215,188                1,469
U.S. Treasury Nts., 10 yr.               3/20/03               1               115,047                1,484
                                                                                                 ------------
                                                                                                     27,414
                                                                                                 ------------
Contracts to Sell
U.S. Treasury Nts., 5 yr.                3/20/03              22             2,491,500              (51,391)
                                                                                                 ------------
                                                                                                   $(23,977)
                                                                                                 ============



                      14 | GOVERNMENT SECURITIES PORTFOLIO

INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Shareholders of Government Securities Portfolio:

We have audited the accompanying statement of assets and liabilities of Government Securities Portfolio (which is a series of Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Securities Portfolio as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





Deloitte & Touche LLP

Denver, Colorado
January 23, 2003

                      15 | GOVERNMENT SECURITIES PORTFOLIO

FEDERAL INCOME TAX INFORMATION  UNAUDITED


In early 2003, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2002. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.
   Dividends of $0.0558 per share were paid to shareholders, respectively, on March 15, 2002, all of which was designated as "ordinary income" for federal income tax purposes.
   None of the dividends paid by the Portfolio during the year ended December 31, 2002 are eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                      16 | GOVERNMENT SECURITIES PORTFOLIO

DIRECTORS AND OFFICERS


------------------------------------------------------------------------------------------------------------------------------------
Name, Position(s) Held with   Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Director;
Portfolio, Length of          Number of Portfolios in Fund Complex Currently Overseen by Director
Service,
Age

INDEPENDENT                   The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, CO 80112-3924. Each
DIRECTORS                     Director serves for an indefinite term, until his or her resignation, retirement, death or removal.


James C. Swain,               Formerly, Chief Executive Officer (until August 27, 2002) of the Board II Funds, Vice Chairman (until
Chairman and Director         January 2, 2002) of OppenheimerFunds, Inc. (the Manager) and President and a director (until 1997) of
(since 1992)                  Centennial Asset Management Corporation (a wholly-owned investment advisory subsidiary of the
Age: 69                       Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

William L. Armstrong,         Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since
Director (since 1999)         1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993),
Age: 65                       Transland Financial Services, Inc. (since 1997); Chairman of the following private companies: Great
                              Frontier Insurance (insurance agency) (since 1995) and Ambassador Media Corporation (since 1984); a director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992),
                              UNUMProvident (insurance company) (since 1991). Formerly Director of International Family
                              Entertainment (television channel) (1992-1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S. Senator
                              (January 1979-January 1991). Oversees 41 portfolios in the OppenheimerFunds complex.

Robert G. Avis,               Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity
Director (since 1993)         funds) (until February 2001); Chairman, President and Chief Executive Officer of A.G. Edwards Capital,
Age: 71                       Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G.
                              Edwards & Sons, Inc. (its brokerage company subsidiary) (until March 1999); Chairman of A.G. Edwards
                              Trust Company and A.G.E. Asset Management (investment advisor) (until March 1999); and a Director
                              (until March 2000) of A.G. Edwards & Sons and A.G. Edwards Trust Company. Oversees 41 portfolios in the OppenheimerFunds complex.

George C. Bowen,              Formerly (until April 1999): Senior Vice President (from September 1987) and Treasurer (from March
Director (since 1997)         1985) of the Manager; Vice President (from June 1983) and Treasurer (since March 1985) of
Age: 66                       OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior Vice President (since
                              February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December 1991)
                              of the Centennial Asset Management Corporation; Vice President (since October 1989) and Treasurer
                              (since April 1986) of HarbourView Asset Management Corporation (an investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989-January 1990) of Centennial Capital
                              Corporation (an investment advisory subsidiary of the Manager); Vice President and Treasurer (since
                              August 1978) and Secretary (since April 1981) of Shareholder Services, Inc. (a transfer agent subsidiary of the Manager); Vice President, Treasurer and Secretary (since November 1989) of
                              Shareholder Financial Services, Inc. (a transfer agent subsidiary of the Manager); Assistant Treasurer
                              (since March 1998) of Oppenheimer Acquisition Corp. (the Manager's parent corporation); Treasurer
                              (since November 1989) of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                              Manager); Vice President and Treasurer (since July 1996) of Oppenheimer Real Asset Management, Inc.
                              (an investment advisory subsidiary of the Manager); Chief Executive Officer and director (since March
                              1996) of MultiSource Services, Inc. (a broker-dealer subsidiary of the Manager); Treasurer (since
                              October 1997) of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (offshore fund management subsidiaries of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron,            A member of The Life Guard of Mount Vernon, (George Washington's home) (since June 2000). Formerly
Director (since 1999)         (March 2001 - May 2002) Director of Genetic ID, Inc. and its subsidiaries (a privately held biotech
Age: 64                       company); a partner with PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman
                              (from 1994- 1998), Price Waterhouse LLP Global Investment Management Industry Services Group. Oversees
                              41 portfolios in the OppenheimerFunds complex.


                      17 | GOVERNMENT SECURITIES PORTFOLIO



Jon S. Fossel,                Chairman and Director (since 1998) of Rocky Mountain Elk Foundation (a not-for-profit foundation); and
Director (since 1992)         a director (since October 1999) of P.R. Pharmaceuticals (a privately held company) and UNUMProvident
Age: 60                       (an insurance company) (since June 1, 2002). Formerly Chairman and a director (until October 1996) and
                              President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive
                              Officer and a director of Oppenheimer Acquisition Corp., Shareholders Services Inc. and Shareholder
                              Financials Services, Inc. (until October 1995). Oversees 41 portfolios in the OppenheimerFunds complex.

Sam Freedman,                 A trustee or director of other Oppenheimer funds. Formerly (until October 1994) Mr. Freedman held
Director (since 1996)         several positions in subsidiary or affiliated companies of the Manager. Oversees 41 portfolios in the
Age: 62                       OppenheimerFunds complex.


Beverly L. Hamilton,          Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end
Director (since 2002)         investment companies); Director of MML Services (since April 1987) and America Funds Emerging Markets
Age: 56                       Growth Fund (since October 1991) (both are investment companies), The California Endowment (a philan-
                              thropy organization) (since April 2002), and Community Hospital of Monterey Peninsula, (since February
                              2002); a trustee (since February 2000) of Monterey International Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's
                              Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the
                              Rockefeller Foundation, the University of Michigan and Hartford Hospital. Formerly, President
                              (February 1991-April 2000) ARCO Investment Management Company. Oversees 40 portfolios in the
                              OppenheimerFunds complex.

Robert J. Malone,             Director (since 2001) of Jones Knowledge, Inc. (a privately held company), U.S. Exploration, Inc.,
Director (since 2002)         (since 1997), Colorado UpLIFT (a non-profit organization) (since 1986) and a trustee of the Gallagher
Age: 58                       Family Foundation (since 2000). Formerly, Chairman of U.S. Bank (a subsidiary of U.S. Bancorp and formerly Colorado National Bank,) (July 1996-April 1, 1999) and a director of Commercial Assets, Inc.
                              (1993-2000). Oversees 40 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr.,     Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end
Director (since 2000)         investment companies); Trustee and Chairman (since May 1987) of the investment committee for the
Age: 60                       Worcester Polytech Institute; President and Treasurer (since January 1999) of the SIS Fund (a private not for profit charitable organization); Trustee (since 1995) of the Springfield Library and Museum
                              Association; Trustee (since 1996) of the Community Music School of Springfield; Member of the
                              investment committee of the Community Foundation of Western Massachusetts (since 1998). Formerly,
                              Chairman (January 1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS Bank); President, Chief
                              Executive Officer and Director (May 1993- December 1998) of SIS Bankcorp, Inc. and SIS Bank (formerly
                              Springfield Institution for Savings) and Executive Vice President (January 1999-July 1999) of Peoples
                              Heritage Financial Group, Inc. Oversees 41 portfolios in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR           The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York, NY 10018. Mr. Murphy
AND OFFICER                   serves for an indefinite term, until his resignation, retirement, death or removal.

John V. Murphy,               Chairman, Chief Executive Officer and director (since June 2001) and President (since September 2000)
President and Director        of the Manager; President and a director or trustee of other Oppenheimer funds; President and a
(since October 2001)          director (since July 2001) of Oppenheimer Acquisition Corp. and of Oppenheimer Partnership Holdings,
Age: 53                       Inc.; a director (since November 2001) of OppenheimerFunds Distributor, Inc.; Chairman and a director
                              (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial Services, Inc.; President
                              and a director (since July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of
                              OppenheimerFunds, Inc.: OFI Institutional Asset Management, Inc. and Centennial Asset Management
                              Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private
                              Investments, Inc. (since July 2001); President (since November 1, 2001) and a director (since July
                              2001) of Oppenheimer Real Asset Management, Inc.; a director (since November 2001) of Trinity
                              Investment Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the
                              Manager); Executive Vice President (since February 1997) of Massachusetts Mutual Life Insurance
                              Company (the Manager's parent company); a director (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of David L. Babson & Company, Inc.); formerly, Chief Operating
                              Officer (September 2000-June 2001) of the Manager; President and trustee (November 1999-November 2001)
                              of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life Insurance Company;


                       18 | GOVERNMENT SECURITIES PORTFOLIO


John V. Murphy,               President, Chief Executive Officer and director (September 1999-August 2000) of MML Bay State Life
Continued                     Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank
                              (a wholly- owned subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the OppenheimerFunds complex.


-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS                      The address of the Officers in the chart below is as follows: for Messrs. Manioudakis and Zack,
                              498 Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924.
                              Each Officer serves for an annual term or until his resignation, retirement, death or removal.

Angelo Manioudakis,           Senior Vice President of the Manager (since April 2002); formerly Executive Director and portfolio
Vice President (since 2002)   manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August
Age: 35                       1993-April 2002). An officer of 9 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,              Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999) of
Treasurer, Principal          HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset
Financial                     Management Corporation, Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings, Inc.,
and Accounting Officer        OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and Oppenheimer
(since 1999)                  Millennium Funds plc (since May 2000) and OFI Institutional Asset Management, Inc. (since November
Age: 43                       2000); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition
                              Corp. and OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief Operating
                              Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,               General Counsel (since November 2001) of the Manager; Senior Vice President (since May 1985) and
Vice President and            General Counsel (since February 2002) of OppenheimerFunds, Inc.; General Counsel and a director (since
Secretary                     November 2001) of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel (since
(since 2001)                  November 2001) of HarbourView Asset Management Corporation; Vice President and a director (since
Age: 54                       November 2000) of Oppenheimer Partnership Holdings, Inc.; Senior Vice President, General Counsel and a
                              director (since November 2001) of Shareholder Services, Inc., Shareholder Financial Services, Inc.,
                              OFI Private Investments, Inc., Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.;
                              a director (since November 2001) of Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a
                              director (since November 2001) of OppenheimerFunds International Ltd.; Vice President (since November
                              2001) of OppenheimerFunds Legacy Program; Secretary (since November 2001) of Oppenheimer Acquisition
                              Corp.; formerly Acting General Counsel (November 2001-February 2002) and Associate General Counsel
                              (May 1981- October 2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May
                              1985-November 2001), Shareholder Financial Services, Inc. (November 1989-November 2001);
                              OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (October 1997-November 2001).
                              An officer of 85 portfolios in the OppenheimerFunds complex.

                       19 | GOVERNMENT SECURITIES PORTFOLIO

GOVERNMENT SECURITIES PORTFOLIO

A Series of Panorama Series Fund, Inc.
-------------------------------------------------------------------------------


Investment Advisor           OppenheimerFunds, Inc.
-------------------------------------------------------------------------------

Distributor                  OppenheimerFunds Distributor, Inc.
-------------------------------------------------------------------------------

Transfer Agent               OppenheimerFunds Services
-------------------------------------------------------------------------------

Independent Auditors         Deloitte & Touche LLP
-------------------------------------------------------------------------------

Legal Counsel to             Myer, Swanson, Adams & Wolf, P.C.
the Portfolio
-------------------------------------------------------------------------------

Legal Counsel to the         Mayer Brown Rowe & Maw
Independent Directors
-------------------------------------------------------------------------------

                             For more complete information about Government Securities Portfolio, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.



                                               [GRAPHIC OMITTED]
                                               OppenheimerFunds(R)
                                               Distributor, Inc.

(COPYRIGHT) Copyright 2003 OppenheimerFunds, Inc. All rights reserved.